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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 30, 1997
                                 Date of Report
                       (Date of earliest event reported)

                      LONE STAR INTERNATIONAL ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                      33-55254-07           87-0434288
(State or other jurisdiction          (Commission          (IRS Employer
   of incorporation)                  File Number)       Identification No.)


                           200 PALO PINTO, SUITE 108
                            WEATHERFORD, TEXAS 76086
              (Address of principal executive offices) (Zip code)

                                 (817) 598-0542
               Registrant's telephone number, including area code
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ITEM 5. OTHER EVENTS.

On January 30, 1997, Lone Star International Energy, Inc.(Company) entered into a letter of intent agreement with Energy Reclaim Refrigeration, Inc.(Energy) to purchase Energy for 3,333,333 shares of the Company's common stock. Energy, a Texas corporation has been recently formed, has no historical operations and owns patents and other rights relating to refrigeration technology. A closing date has not been established.

Upon receipt of the consideration shares of the Company, Energy shall become a wholly owned subsidiary.

Calvin D. Cline, sole shareholder of Energy, shall enter into an employment/service contract with the Company and serve as both an officer and director of Energy.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Exhibit

10.1     Letter of Intent


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


LONE STAR INTERNATIONAL ENERGY, INC.
------------------------------------
(Registrant)

Date:     March 19, 1997                 /s/ C. E. Justice
                                         President (principal executive officer)

Date:     March 19, 1997                 /s/ Michael D. Herrington
                                         Chief Financial Officer, Treasurer
                                         (principal accounting officer)
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                               INDEX TO EXHIBITS



Exhibit No.      Description
10.1             Letter of intent dated as of January 30, 1997 between Lone
                 Star International Energy, Inc. And Energy Reclaim
                 Refrigeration, Inc., a Texas corporation.